Double Eagle Petroleum Co. 2004 - 2005 Financial & Operating Update Presented by Stephen H. Hollis CEO EnerCom Conference August 2005

This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. DISCLAIMER

Double Eagle Petroleum Co. Rocky Mountain Natural Gas Exploration & Production Co. NASDAQ (Small Cap Market) "DBLE" Market Capitalization $165,000,000 (8-3-05)

TEN YEARS OF STOCK PRICE GROWTH

Independent Oils' Production Results First-Quarter 2005 vs. 1Q 2004 1Q05 (MBOE/d) Change Double Eagle Petroleum Co Double Eagle Petroleum Co Double Eagle Petroleum Co 1.5 78% Ultra Petroleum Corp Ultra Petroleum Corp 28.3 28.3 61% Southwestern Energy Co. Southwestern Energy Co. 25.4 25.4 22% Bill Barrett Corp. Bill Barrett Corp. Bill Barrett Corp. 15.4 16% St. Mary L & E Co. St. Mary L & E Co. St. Mary L & E Co. 38.2 13% Western Gas Resources Western Gas Resources Western Gas Resources 27.3 13%

2004 Accomplishments 2004 vs. 2003 Revenues + 116% Cash Flow + 130% Reserves + 52% Production + 87% Double Eagle Petroleum Co.

$ (000s) 2002 2003 2004 2005 Revenue 2,270 6,138 13,267 4,575 Operating Costs 1,012 1,989 4,124 1,399 G & A & Interest 971 1,425 1,601 579 Net Cash Flow from Operating Activities 119 3,239 7,435 2,485 1Q

Double Eagle Proved Producing 2000 2001 2002 2002(a) 2003 2004 PDP 5.03 7.76 9.9 12.6 17.1 18.2 PUD BCFE 0.92 2.98 2.8 5.3 6.9 18.4 (a) 12/31 Year end

Double Eagle Replacing Reserves 2000 2001 2002 2003 2004 Prod mmcfe 567 630 1132 1425 2661 New mmcfe 933 3333 3331 7353 15311 2004 - 575% Production Replacement 3-Year Weighted Average 596%

Double Eagle Petroleum Capital Spending ($ millions) 2000 2001 2002 2003 2004 2005 1Q 2.2 2.7 5.1 10.1 8.988 2.7

Double Eagle 2004 Capital Spending Leasehold Exploration Development 297 324 8367

Double Eagle Finding Costs $ / MCFE 2001 2002 2003 2004 $ MCFE 0.82 1.15 1.01 0.57

Double Eagle Daily Production 2001 2002 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 MCFE 1725 2259 3624 2940 4513 4761 4989 7850 7340 8882 8970

Double Eagle Petroleum Co. Pinedale Anticline Eastern Washakie Christmas Meadows

Green River Basin Index Map Green River Basin Index Map Colorado Wyoming Utah Overthrust Belt Moxa Arch Uinta Mountains Wind River Mountains Pinedale Anticline Mullen, Doelger,, and Barlow & Haun, 1993 Cow Creek Pinedale

Deep Test by Questar Pinedale Anticline Downspacing to 20 acres Deep Test by Questar Back-in at the Mesa "C" Mesa "B" Mesa "A" Mesa "C"

^ Ten Acre Test Well ^ Drilled 4 wells 1st six months 2005 ^ Expect 4 more in 2nd six months 2005 Ten Acre Test MESA "B" Participating Area

Green River Basin Index Map Green River Basin Index Map Colorado Wyoming Utah Overthrust Belt Moxa Arch Uinta Mountains Wind River Mountains Pinedale Anticline Mullen, Doelger,, and Barlow & Haun, 1993 Cow Creek Pinedale

Atlantic Rim Area Cow Creek 2005 Facilities at Cow Creek Field Double Eagle Pipe Line South Fillmore Prospect Almond 8,000' TD DOUBLE EAGLE INTEREST 60,081 Gross Acres - 29,661 Net Acres Pipe Line Project South Fillmore Deep test at Cow Creek Madison TD 12,000' Deep Test EASTERN WASHAKIE Cow Creek Pipe Line Project South Fillmore Deep Test

Cow Creek Field- Mesaverde Structure TENSLEEP MADISON

Cow Creek Water and Gas Production

Average Coal Bed Performance at Cow Creek Field

Distribution of Cow Creek Cumulative Production (To June 1, 2005) (To June 1, 2005) (To June 1, 2005) (To June 1, 2005) (To June 1, 2005) (To June 1, 2005) (To June 1, 2005)

Catalina Unit 240 Proposed Wells Wells Wells Wells

Atlantic Rim Area Cow Creek 2005 Facilities at Cow Creek Field Double Eagle Pipe Line South Fillmore Prospect Almond 8,000' TD DOUBLE EAGLE INTEREST 60,081 Gross Acres - 29,661 Net Acres Pipe Line Project South Fillmore Deep test at Cow Creek Madison TD 12,000' Deep Test EASTERN WASHAKIE Cow Creek Pipe Line Project South Fillmore Deep Test

Cow Creek Field- Madison Structure Double Eagle Petroleum Madison Test Fall 2005

Cow Creek 3D Seismic Frontier Dakota Nugget Tensleep Madison W E 6,600 8,443 9,164 11,955 11,218 9,662 Drill Depths Niobrara

Tensleep Type Log GR 3-12 Well ILD Phi sonic

Madison Type Log ILD GR Phi sonic 3-12 Well

Atlantic Rim Area Cow Creek 2005 Facilities at Cow Creek Field Double Eagle Pipe Line South Fillmore Prospect Almond 8,000' TD DOUBLE EAGLE INTEREST 60,081 Gross Acres - 29,661 Net Acres Pipe Line Project South Fillmore Deep test at Cow Creek Madison TD 12,000' Deep Test EASTERN WASHAKIE Cow Creek Pipe Line Project South Fillmore Deep Test

BP Coal Bank 1-2 Jan 2005 IP 3.785 mmcfgpd 8353-8730 ft South Fillmore Prospect Top Almond Subsea Contour Interval 500 Feet

Green River Basin Index Map Green River Basin Index Map Colorado Wyoming Utah Overthrust Belt Moxa Arch Uinta Mountains Wind River Mountains Pinedale Anticline Mullen, Doelger,, and Barlow & Haun, 1993 Cow Creek Pinedale

Christmas Meadows Prospect Double Eagle owns 41,237 acres Double Eagle to retain 25% WI in first well Drill depth 15,730 to test Frontier and Dakota

12,000 8,000 4,000 SL -4000 -8000 -12,000 -16,000 -20,000 -24,000 M P Tw Uinta Mountain Group Frontier Hilliard Mowry, Dakota,LK North Flank Thrust Kfu Kmv Kh Frontier Mowry Dakota J Nugget Tr Phosphoria Morgan, Weber Miss Ord Cambrian Hogsback Thrust NW SE Table Top Unit #1 Proposed Location Christmas Meadows Prospect A A'

Double Eagle Quarterly Production Volumes and Revenue

Double Eagle 2005 Anticipated Increase of Production With Lower Risk Development and Exploratory Drilling at Pinedale and Eastern Washakie "Swing for the Fences" With Higher Risk Exploratory Drilling at Christmas Meadows